SELIGMAN
                                         ----------       [Graphic Omitted]
                                             GROWTH
                                         FUND, INC.

                                                            MID-YEAR REPORT

                                                             JUNE 30, 2001

                                                                -------

                                                          SEEKING LONGER-TERM

                                                           GROWTH OF CAPITAL

                                                         VALUE AND AN INCREASE

                                                            IN FUTURE INCOME

                                                            [LOGO OMITTED]
                                                         J.& W. SELIGMAN & CO.
                                                             INCORPORATED
                                                           ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[Graphic Omitted]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


TABLE OF CONTENTS
To the Shareholders ............................................    1
Interview With Your Portfolio Manager ..........................    2
Performance Overview ...........................................    4
Portfolio Overview .............................................    6
Portfolio of Investments .......................................    8
Statement of Assets and Liabilities ............................    9
Statement of Operations ........................................   10
Statements of Changes in Net Assets ............................   11
Notes to Financial Statements ..................................   12
Financial Highlights ...........................................   15
Report of Independent Auditors .................................   17
Board of Directors .............................................   18
Executive Officers AND For More Information ....................   19
Glossary of Financial Terms ....................................   20

TO THE SHAREHOLDERS

During the six months ended June 30, 2001, Seligman Growth Fund delivered a total return of -10.88%, based on the net asset value of Class A shares. This return outpaced both the Lipper Large Cap Growth Funds Average, which delivered -16.14%, and the Russell 1000 Growth Index, which returned -14.24%.

The first half of 2001 was difficult for most segments of the stock market, as the US economy continued to slow appreciably and companies' earnings generally fell short of their targets. In this environment, Seligman Growth Fund was able to deliver strong relative returns because of its overweighting in consumer cyclical stocks, as well as through good stock selection.

The current slowdown has been characterized by a dramatic decrease in capital expenditures, particularly in the technology area, a decrease in industrial production, weak corporate earnings, and rising unemployment. However, both consumer spending and the housing market have remained strong, and these factors have been crucial in helping the economy avoid recession.

Technology companies in particular are struggling with overcapacity. During the technology boom of the late 1990s, many technology companies took advantage of readily available capital to build their capacity, creating a glut that is now hurting profits. For the most part, industrial companies are in a better position than technology companies, but their profits have been hurt as well by a strong dollar and weak demand from abroad.

The Federal Reserve Board has responded aggressively to these circumstances, lowering interest rates six times during the first six months of 2001, for a total of 275 basis points. The Fed hopes that monetary easing will encourage increased business investment and stimulate growth. The Fed has indicated that it considers near-term economic weakness to be more threatening to prosperity than any inflationary pressures caused by monetary easing. In fact, inflationary forces have remained benign, giving the Fed flexibility to cut rates again later this year.

Looking ahead to the remainder of 2001, we anticipate that the economy will respond favorably to the Fed's interest rate cuts. Economic response to changes in monetary policy typically has a lag time of six to nine months; therefore, the economy should soon begin to respond to this stimulus. Consumer spending could receive an additional boost from the federal tax rebate, as well as from lower energy prices.

We are optimistic that the stage has been set for a return to healthy economic growth. Corporate earnings may well have bottomed out, and profits could begin to recover as early as the end of 2001, but more likely in 2002. Improved profits should translate into both more spending by businesses and positive sentiment toward the stock market. We believe that Seligman Growth Fund is well positioned to take advantage of an eventual economic recovery and improved market conditions.

We thank you for your continued support of Seligman Growth Fund. A discussion with your portfolio manager, as well as the Fund's investment results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                           /s/ Brian T. Zino
                           -----------------
                           Brian T. Zino
                           President


August 10, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q:   HOW DID SELIGMAN GROWTH FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30,
     2001?

A: During the six months ended June 30, 2001, Seligman Growth Fund delivered a total return of -10.88%, based on the net asset value of Class A shares. This return outpaced both the Lipper Large Cap Growth Funds Average, which delivered -16.14%, and the Russell 1000 Growth Index, which returned -14.24%.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING THIS TIME?

A: Gross domestic product in the US fell significantly from last year's levels, and the stock market continued to suffer as a result. In response to this situation, the US Federal Reserve Board took aggressive action by cutting interest rates six times in as many months, for a total reduction in the federal funds rate of 275 basis points. While we believe these actions will eventually lead to a recovery, the US economy and the stock market showed no positive response during this six-month period. Technology companies have been among the hardest hit. Many of these companies invested heavily in their businesses at the end of the 1990s. They are now faced with high inventories and overcapacity in the face of weakened demand.

Q:   WHAT SECTORS BENEFITED THE FUND'S PERFORMANCE?

A: Consumer cyclical stocks were among the best performers within the Fund's benchmark universe, and the Fund's overweighting in this area clearly benefited overall performance. In addition, the consumer cyclical stocks we chose for the portfolio performed particularly well. In the beginning of the year, we thought consumer companies would lead the recovery in the second half because of lower interest rates, falling energy prices, and the potential for a tax cut (now a reality). The stock prices of these companies began anticipating such a recovery in the first half of this year, and the Fund benefited from our early entry into the sector. We are currently overweighted in this area and expect to remain so. During the second half of the year, we will be watching closely to see if these companies can deliver on these now-higher expectations. August and September are important barometers because of back-to-school sales; and, of course, the holiday shopping season will be crucial for these companies.

Q:   WHAT SECTORS DETRACTED FROM THE FUND'S PERFORMANCE?

A: Most sectors within the Fund's benchmark universe delivered poor returns for the six-month period ended June 30, 2001, and detracted from the Fund's performance on an absolute basis. However, the Fund stayed ahead of its benchmark by finding attractive opportunities among individual stocks that in many cases outperformed their industry groups.


[PICTURE]
GLOBAL GROWTH TEAM: (STANDING, FROM LEFT) PETER PAONE, ELI DAVIDOFF, SANDRA LEU, JONATHAN MARK, CRAIG CHODASH, DAVID LEVY, CARMEN SANCHEZ (ADMINISTRATIVE ASSISTANT), SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) DAVID COOLEY, MELISSA KASPER, MARION SCHULTHEIS (PORTFOLIO MANAGER).

A TEAM APPROACH

Seligman Growth Fund is managed by the Seligman Global Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted in the management of the Fund by a group of seasoned professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objectives.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q:   WHAT TYPES OF COMPANIES DID THE FUND OWN THAT ALLOWED IT TO OUTPERFORM?

A: The technology sector as a whole was a poor performer, but the Fund's holdings in this area held up better than did technology stocks as a whole. During the six-month period ended June 30, 2001, our strategy within technology was similar to our overall strategy for the Fund, and focused on our belief that the consumer will lead the eventual economic recovery. With this premise, we looked at companies whose customers are individual consumers. Such companies include manufacturers of semiconductors, personal computers, wireless handsets, and cellular telephones. These holdings performed well relative to the overall technology market. We had little exposure to companies whose customers are businesses, and no exposure to companies that supply the telecommunications industry.

Q:   DID YOU MAKE ANY ASSET ALLOCATION CHANGES DURING THE SIX-MONTH PERIOD?

A: During this time, the Fund decreased its holdings in communication services, but remained significantly overweighted relative to its benchmark. This sector was a generally poor performer, but the Fund's holdings outpaced the sector as a whole and helped the Fund's relative performance. Within this sector, we focused on local telephone companies, rather than on long distance companies, and this focus paid off. However, at the end of the period we began to decrease the Fund's weighting here because these companies are suffering from the economic slowdown more than we had originally anticipated.

     Over the six-month period ended June 30, 2001, we increased the Fund's weighting in health care. However, we were underweighted in this industry versus the Fund's benchmark, which helped the Fund's relative performance since these stocks were poor performers during this time. In addition, the health care stocks chosen for the Fund's portfolio held up better than did health care stocks in general. Within health care, we focused on large-cap pharmaceutical companies and medical device suppliers. Large pharmaceutical stock prices declined early in the year as investors worried about well-known products facing patent expiration. The dramatic selloff made valuations for many of these companies -- particularly those with profitable products on the market -- compelling investments. We plan to continue to increase our holdings in this sector as they become attractive on a valuation basis.

Q:   WHAT IS YOUR OUTLOOK?

A: Equity investors have recently weathered some difficult times, but we believe there are reasons to be optimistic about the second half of 2001 and 2002. The Fed has acted aggressively to spur economic growth, and we believe these actions will be successful. Lower interest rates, in addition to lower energy prices and a relatively high employment level, should encourage consumers to spend and thus lead an economic recovery. As consumer demand picks up, we believe corporations will once again begin to invest more heavily in their businesses. Accordingly, we are currently focused on a consumer-led recovery, but anticipate that, by year-end, we will be looking at companies that are positioned to benefit from increased business spending.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                                                 AVERAGE ANNUAL
                                            ------------------------------------------------------------------------------
                                                                                           CLASS B     CLASSC     CLASS D
                                                                                            SINCE       SINCE      SINCE
                                              SIX         ONE        FIVE        10       INCEPTION   INCEPTION  INCEPTION
                                            *MONTHS*      YEAR       YEARS      YEARS      4/22/96     5/27/99    5/3/93
                                            --------    -------     -------    -------    ---------   ---------  ---------
CLASS A**
With Sales Charge                           (15.05)%    (35.80)%      9.87%     11.94%        n/a         n/a        n/a
Without Sales Charge                        (10.88)     (32.57)      10.94      12.49         n/a         n/a        n/a

CLASS B**
With CDSC+                                  (15.80)     (35.70)       9.82        n/a       10.28%        n/a        n/a
Without CDSC                                (11.36)     (33.16)      10.04        n/a       10.39         n/a        n/a

CLASS C**
With Sales Charge and CDSC                  (13.15)     (34.45)        n/a        n/a         n/a       (2.89)%      n/a
Without Sales Charge and CDSC               (11.36)     (33.24)        n/a        n/a         n/a       (2.42)       n/a

CLASS D**
With 1% CDSC                                (12.05)     (33.59)        n/a        n/a         n/a         n/a        n/a
Without CDSC                                (11.16)     (33.08)      10.09        n/a         n/a         n/a      11.37%

LIPPER LARGE CAP
  GROWTH FUNDS AVERAGE***                   (16.14)     (31.11)      12.02      13.67       12.02++     (3.65)(o)  13.68+++

RUSSELL 1000 GROWTH INDEX***                (14.24)     (36.17)      11.99      13.76       12.35++     (7.08)(o)  14.42+++


NET ASSET VALUE


                   JUNE 30, 2001   DECEMBER 31, 2000   JUNE 30, 2000
                   -------------   -----------------   -------------
CLASS A                $5.08             $5.70             $9.55
CLASS B                 4.29              4.84              8.44
CLASS C                 4.29              4.84              8.45
CLASS D                 4.30              4.84              8.45


CAPITAL LOSS INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2001


REALIZED                $(0.786)(oo)
UNREALIZED               (0.167)(ooo)


The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

-------------
       *  Returns for periods of less than one year are not annualized.

      ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, which is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

     *** The Lipper Large Cap Growth Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The monthly performance of the Lipper Large Cap Growth Funds Average is used in the Performance Overview. The Russell 1000 Growth Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges. The Lipper Large Cap Growth Funds Average is an average of USmutual funds that invest primarily in large-cap growth stocks. The Russell 1000 Growth Index measures the performance of large-cap growth stocks. Investors cannot invest directly in an average or an index.

        + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.

       ++ From April 30, 1996.

      +++ From April 30, 1993.

      (o) From May 31, 1999.

     (oo) Excludes undistributed taxable realized gain from 2000 of approximately $0.196 per share, to be paid in 2001.

    (ooo) Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2001.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

     [THE FOLLOWING TABLES REPRESENT GRAPH CHARTS IN THE PRINTED DOCUMENT.]

CLASS A SHARES

JUNE 30, 1991 TO JUNE 30, 2001


                                               $30,895
                          Total Value at June 30, 2001


6/30/91                                           9519
                                                 10285
                                                 11236
                                                 11010

6/30/92                                          10462
                                                 11106
                                                 12506
                                                 12444

6/30/93                                          12051
                                                 13129
                                                 13281
                                                 12801

6/30/94                                          12119
                                                 12877
                                                 12770
                                                 13361

6/30/95                                          14346
                                                 15780
                                                 16407
                                                 17538

6/30/96                                          18387
                                                 19110
                                                 19875
                                                 19603

6/30/97                                          22389
                                                 23374
                                                 23473
                                                 27296

6/30/98                                          28261
                                                 25558
                                                 31745
                                                 32858

6/30/99                                          34869
                                                 33628
                                                 41355
                                                 44330

6/30/00                                          45817
                                                 46345
                                                 34665
                                                 28340

6/30/01                                          30895

CLASS B SHARES

APRIL 22, 1996+ TO JUNE 30, 2001


                                             $16,704**
                          Total Value at June 30, 2001

4/22/96                                          10000

6/30/96                                          10355
                                                 10748
                                                 11145
                                                 10962

6/30/97                                          12485
                                                 13012
                                                 13050
                                                 15147

6/30/98                                          15660
                                                 14122
                                                 17504
                                                 18077

6/30/99                                          19145
                                                 18442
                                                 22651
                                                 24221

6/30/00                                          24991
                                                 25227
                                                 18845
                                                 15380

6/30/01                                          16704


CLASS C SHARES

MAY 27, 1999+ TO JUNE 30, 2001

                                                $9,403
                          Total Value at June 30, 2001

5/27/99                                           9897

6/30/99                                          10777

9/30/99                                          10381

12/31/99                                         12734

3/31/00                                          13634

6/30/00                                          14085

9/30/00                                          14201

12/31/00                                         10608

3/31/01                                           8658

6/30/01                                           9403

CLASS D SHARES

MAY 3, 1993+ TO JUNE 30, 2001

                                               $24,089
                          Total Value at June 30, 2001

5/3/93                                           10000

6/30/93                                          10265
                                                 11146
                                                 11240
                                                 10724

6/30/94                                          10037
                                                 10638
                                                 10503
                                                 10958

6/30/95                                          11726
                                                 12877
                                                 13339
                                                 14227

6/30/96                                          14899
                                                 15464
                                                 16035
                                                 15772

6/30/97                                          17963
                                                 18722
                                                 18777
                                                 21794

6/30/98                                          22532
                                                 20319
                                                 25222
                                                 26009

6/30/99                                          27546
                                                 26534
                                                 32591
                                                 34849

6/30/00                                          35999
                                                 36297
                                                 27114
                                                 22128

6/30/01                                          24089

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.


-------------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.

** Excludes the effects of the 1% CDSC.

 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2001

                                                                                         PERCENT OF NET ASSETS
                                                                                        ------------------------
                                                                                        JUNE 30,    DECEMBER 31,
                                             ISSUES       COST              VALUE         2001          2000
                                             ------  --------------    --------------   --------    ------------
COMMON STOCKS:
   Capital Goods ..............                 3    $   75,578,533    $   65,277,855      6.7           9.8
   Communication Services .....                 4        64,442,582        57,426,278      5.9           7.1
   Computer Software ..........                 4       129,021,941       109,843,162     11.2          14.2
   Consumer Cyclicals .........                 8        99,088,169       109,098,195     11.2           8.1
   Consumer Staples ...........                 5       118,641,063       134,511,750     13.8          14.2
   Electronic Technology ......                11       185,161,634       159,388,910     16.3          14.2
   Financial Services .........                 2        15,839,379        16,536,524      1.7           4.4
   Health Care ................                14       177,770,435       174,057,647     17.8          15.5
   Leisure and Entertainment ..                 5        61,892,427        73,172,738      7.5           1.2
   Telecommunication Equipment                  5        71,086,029        66,522,891      6.8           7.7
   Utilities ..................                 1         5,371,787         4,761,330      0.5            --
                                             ----    --------------    --------------    -----         -----
                                               62     1,003,893,979       970,597,280     99.4          96.4

SHORT-TERM HOLDING AND
  OTHER ASSETS LESS LIABILITIES                 1         6,337,709         6,337,709      0.6           3.6
                                             ----    --------------    --------------    -----         -----
NET ASSETS ....................                63    $1,010,231,688    $  976,934,989    100.0         100.0
                                             ====    ==============    ==============    =====         =====


LARGEST INDUSTRIES
JUNE 30, 2001

$174,057,647       $159,388,910       $134,511,750        $109,843,162        $109,098,195

    17.8%              16.3%              13.8%               11.2%               11.2%

   HEALTH           ELECTRONIC          CONSUMER            COMPUTER            CONSUMER
    CARE            TECHNOLOGY          STAPLES             SOFTWARE            CYCLICALS

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                        TEN LARGEST SALES
---------------------                        -----------------
Starwood Hotels & Resorts Worldwide*         Oracle**
NIKE (Class B)*                              Guidant**
Sony (ADRs)*                                 American International Group**
Microchip Technology*                        General Dynamics**
Home Depot (The)*                            Tyco International
Nokia (ADRs)*                                AT&T
Merck*                                       Procter & Gamble**
Global Crossing*                             SBC Communications**
Medtronic                                    McKesson HBOC**
Intel                                        BEA Systems**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

-------------
 * Position added during the period.
** Position eliminated during the period.


LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2001

SECURITY                                                        VALUE
--------                                                     -----------
Microsoft .............................................      $49,203,550
AOL Time Warner .......................................       45,410,400
Philip Morris Companies ...............................       44,472,225
Pfizer ................................................       43,742,610
Openwave Systems ......................................       35,628,234
Medtronic .............................................      $28,337,559
Texas Instruments .....................................       28,009,800
Intel .................................................       27,734,525
Starwood Hotels & Resorts Worldwide ...................       26,133,280
Microchip Technology ..................................       25,790,360

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001

                                      SHARES         VALUE
                                     -------     ------------
COMMON STOCKS  99.4%
CAPITAL GOODS  6.7%
General Electric                     377,100     $ 18,383,625
Symbol Technologies                  850,650       18,884,430
Texas Instruments                    889,200       28,009,800
                                                 ------------
                                                   65,277,855
                                                 ------------
COMMUNICATION SERVICES  5.9%
AT&T                                 657,500       11,499,675
Global Crossing* (Bermuda)         1,349,700       11,661,408
Sprint (PCS Group)*                  703,300       16,984,695
Verizon Communications               323,000       17,280,500
                                                 ------------
                                                   57,426,278
                                                 ------------
COMPUTER SOFTWARE  11.2%
i2 Technologies*                     702,900       13,913,906
Microsoft*                           685,000       49,203,550
Openwave Systems*                  1,018,095       35,628,234
VeriSign*                            191,600       11,097,472
                                                 ------------
                                                  109,843,162
                                                 ------------
CONSUMER CYCLICALS  11.2%
Gap (The)                            620,000       17,980,000
Home Depot (The)                     405,800       18,889,990
Mattel                               628,500       11,891,220
NIKE (Class B)                       490,500       20,596,095
Target                               126,300        4,369,980
Toys "R" Us*                         420,600       10,409,850
Tyco International                   101,000        5,504,500
Wal-Mart Stores                      398,700       19,456,560
                                                 ------------
                                                  109,098,195
                                                 ------------
CONSUMER STAPLES  13.8%
AOL Time Warner*                     856,800       45,410,400
Coca-Cola                            213,400        9,603,000
Comcast (Class A)*                   586,500       25,395,450
Philip Morris Companies              876,300       44,472,225
Viacom (Class B)*                    186,100        9,630,675
                                                 ------------
                                                  134,511,750
                                                 ------------
ELECTRONIC TECHNOLOGY  16.3%
Advanced Micro Devices*              327,700        9,463,976
Analog Devices*                      420,900       18,203,925
Applied Materials*                   252,700       12,556,663
Applied Micro Circuits*              271,900        4,820,787
Cisco Systems*                     1,106,800       20,132,692
Intel                                949,000       27,734,525
Maxim Integrated Products*           443,100       19,693,579
Microchip Technology*                776,000       25,790,360
Micron Technology*                   206,100        8,470,710
Novellus Systems*                    173,300        9,842,573
Solectron*                           146,400        2,679,120
                                                 ------------
                                                  159,388,910
                                                 ------------
FINANCIAL SERVICES  1.7%
Citigroup                            211,100       11,154,524
Mellon Financial                     117,000        5,382,000
                                                 ------------
                                                   16,536,524
                                                 ------------

HEALTH CARE  17.8%
American Home Products               233,000       13,616,520
Amgen*                               131,900        7,938,402
Applera-Applied
   Biosystems Group                  323,200        8,645,600
Genentech*                           204,200       11,251,420
Gilead Sciences*                      48,900        2,907,594
Human Genome Sciences*                36,800        2,203,584
Johnson & Johnson                    221,800       11,090,000
Lilly (Eli)                           92,300        6,830,200
MedImmune*                           114,200        5,411,938
Medtronic                            615,900       28,337,559
Merck                                233,500       14,922,985
Novartis (ADRs) (Switzerland)        125,300        4,529,595
Pfizer                             1,092,200       43,742,610
Schering-Plough                       348,500      12,629,640
                                                 ------------
                                                  174,057,647
                                                 ------------
LEISURE AND ENTERTAINMENT  7.5%
Electronic Arts*                      45,200        2,608,040
Harley-Davidson                      337,400       15,884,792
Nintendo (ADRs) (Japan)              480,500       11,076,726
Sony (ADRs) (Japan)                  265,500       17,469,900
Starwood Hotels &
     Resorts Worldwide               701,000       26,133,280
                                                 ------------
                                                   73,172,738
                                                 ------------
TELECOMMUNICATION
   EQUIPMENT  6.8%
Nokia (ADRs) (Finland)               705,700       15,553,628
Palm*                              1,200,300        7,291,823
QUALCOMM*                            352,400       20,610,114
Research In Motion (Canada)*         283,500        9,107,438
RF Micro Devices*                    517,800       13,959,888
                                                 ------------
                                                   66,522,891
                                                 ------------
UTILITIES  0.5%
AES*                                 110,600        4,761,330
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $1,003,893,979)                           970,597,280

FIXED TIME DEPOSIT  1.6%
   (Cost $15,900,000)
Bank of America, Grand Cayman,
   4%, 7/2/2001                                    15,900,000
                                                 ------------
TOTAL INVESTMENTS  101.0%
  (Cost $1,019,793,979)                           986,497,280
OTHER ASSETS
   LESS LIABILITIES  (1.0)%                        (9,562,291)
                                                 ------------
NET ASSETS  100.0%                               $976,934,989
                                                 ============

-------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001


ASSETS:
Investments, at value:
  Common stocks (cost $1,003,893,979) .....................      $970,597,280
  Short-term holding (cost $15,900,000) ...................        15,900,000       $   986,497,280
                                                                 ------------
Cash ........................................................................            8,256,275
Receivable for securities sold ..............................................            7,375,286
Receivable for interest and dividends .......................................              682,624
Receivable for Capital Stock sold ...........................................              419,116
Investment in, and expenses prepaid to, shareholder service agent ...........              266,788
Other .......................................................................               27,000
                                                                                    --------------
TOTAL ASSETS ................................................................        1,003,524,369
                                                                                    --------------

LIABILITIES:
Payable for securities purchased ............................................           23,084,328
Payable for Capital Stock repurchased .......................................            1,767,594
Management fee payable ......................................................              567,708
Accrued expenses and other ..................................................            1,169,750
                                                                                    --------------
TOTAL LIABILITIES ...........................................................           26,589,380
                                                                                    --------------
NET ASSETS ..................................................................       $  976,934,989
                                                                                    ==============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
  199,136,965 shares outstanding):
  Class A ...................................................................       $  155,729,994
  Class B ...................................................................           17,786,908
  Class C ...................................................................           15,303,073
  Class D ...................................................................           10,316,990
Additional paid-in capital ..................................................          937,862,017
Accumulated net investment loss .............................................           (3,403,410)
Accumulated net realized loss ...............................................         (123,363,884)
Net unrealized depreciation of investments ..................................          (33,296,699)
                                                                                    --------------
NET ASSETS ..................................................................       $  976,934,989
                                                                                    ==============
NET ASSET VALUE PER SHARE:
CLASS A ($790,584,615 (divided by) 155,729,994 shares) ......................                $5.08
                                                                                             =====
CLASS B ($76,346,267 (divided by) 17,786,908 shares) ........................                $4.29
                                                                                             =====
CLASS C ($65,689,482 (divided by) 15,303,073 shares) ........................                $4.29
                                                                                             =====
CLASS D ($44,314,625 (divided by) 10,316,990 shares) ........................                $4.30
                                                                                             =====

-------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $16,280) ........     $   2,979,480
Interest ....................................................           916,598
                                                                  -------------
TOTAL INVESTMENT INCOME .......................................................    $   3,896,078

EXPENSES:
Management fee ..............................................         3,600,431
Distribution and service fees ...............................         1,969,017
Shareholder account services ................................         1,207,290
Custody and related services ................................           104,645
Registration ................................................            92,752
Shareholder reports and communications ......................            84,875
Auditing and legal fees .....................................            32,471
Directors' fees and expenses ................................            18,787
Miscellaneous ...............................................             5,730
                                                                  -------------
TOTAL EXPENSES ................................................................        7,115,998
                                                                                   -------------
NET INVESTMENT LOSS ...........................................................       (3,219,920)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ............................      (156,541,293)
Net change in unrealized depreciation of investments ........        33,324,511
                                                                  -------------
NET LOSS ON INVESTMENTS .......................................................     (123,216,782)
                                                                                   -------------
DECREASE IN NET ASSETS FROM OPERATIONS ........................................    $(126,436,702)
                                                                                   =============

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            SIX MONTHS ENDED        YEAR ENDED
                                                             JUNE 30, 2001       DECEMBER 31, 2000
                                                            ----------------     -----------------
OPERATIONS:
Net investment loss ...................................     $    (3,219,920)     $    (8,708,328)
Net realized gain (loss) on investments ...............        (156,541,293)         298,490,085
Net change in unrealized appreciation of investments ..          33,324,511         (515,718,319)
                                                            ---------------      ---------------
DECREASE IN NET ASSETS FROM OPERATIONS ................        (126,436,702)        (225,936,562)
                                                            ---------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ............................................                  --         (233,189,847)
   Class B ............................................                  --          (24,251,347)
   Class C ............................................                  --          (14,972,222)
   Class D ............................................                  --          (14,913,301)
                                                            ---------------      ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .............                  --         (287,326,717)
                                                            ---------------      ---------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .....................          49,235,249          152,740,251
Exchanged from associated Funds .......................          60,506,390          233,106,826
Value of shares issued in payment of gain distributions                  --          236,281,840
                                                            ---------------      ---------------
Total .................................................         109,741,639          622,128,917
                                                            ---------------      ---------------
Cost of shares repurchased ............................         (64,846,722)        (108,314,110)
Exchanged into associated Funds .......................         (68,240,592)        (207,517,076)
                                                            ---------------      ---------------
Total .................................................        (133,087,314)        (315,831,186)
                                                            ---------------      ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ..........................         (23,345,675)         306,297,731
                                                            ---------------      ---------------
DECREASE IN NET ASSETS ................................        (149,782,377)        (206,965,548)
NET ASSETS:
Beginning of period ...................................       1,126,717,366        1,333,682,914
                                                            ---------------      ---------------
END OF PERIOD (including accumulated net investment
   loss of $3,403,410 and $183,490, respectively) .....     $   976,934,989      $ 1,126,717,366
                                                            ===============      ===============

-------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Growth Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2001, amounted to $907,171,056 and $899,072,636, respectively.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $57,755,943 and $91,052,642, respectively.

NOTES TO FINANCIAL STATEMENTS


4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                        CLASS A
                           -------------------------------------------------------------------
                                 SIX MONTHS ENDED                          YEAR ENDED
                                   JUNE 30, 2001                       DECEMBER 31, 2000
                           -----------------------------         -----------------------------

                             SHARES            AMOUNT              SHARES            AMOUNT
                           ----------      -------------         ----------      -------------
Net proceeds from
  sales of shares           4,609,142      $  24,435,799          6,421,037      $  56,175,922
Exchanged from
  associated Funds          9,747,775         55,068,987         20,645,215        168,534,661
Shares issued in
  payment of gain
  distributions                    --                 --         28,592,111        186,420,269
                          -----------      -------------        -----------      -------------
Total                      14,356,917         79,504,786         55,658,363        411,130,852
                          -----------      -------------        -----------      -------------
Cost of shares
  repurchased              (9,293,649)       (48,194,120)        (9,699,503)       (82,913,615)
Exchanged into
  associated Funds        (10,264,256)       (56,635,069)       (20,605,739)      (167,032,050)
                          -----------      -------------        -----------      -------------
Total                     (19,557,905)      (104,829,189)       (30,305,242)      (249,945,665)
                          -----------      -------------        -----------      -------------
Increase (Decrease)        (5,200,988)     $ (25,324,403)        25,353,121      $ 161,185,187
                          ===========      =============        ===========      =============

                                                        CLASS B
                           -------------------------------------------------------------------
                                 SIX MONTHS ENDED                         YEAR ENDED
                                  JUNE 30, 2001                       DECEMBER 31, 2000
                           -------------------------------------------------------------------

                             SHARES            AMOUNT              SHARES             AMOUNT
                           -------------------------------------------------------------------
Net proceeds from
  sales of shares           1,222,942       $  5,579,746          3,102,705       $ 23,043,365
Exchanged from
  associated Funds            611,199          2,777,568          5,340,139         38,228,622
Shares issued in
  payment of gain
  distributions                    --                 --          3,853,361         21,347,537
                           ----------       ------------         ----------       ------------
Total                       1,834,141          8,357,314         12,296,205         82,619,524
                           ----------       ------------         ----------       ------------
Cost of shares
  repurchased              (1,543,037)        (6,950,959)        (1,610,814)       (11,438,113)
Exchanged into
  associated Funds         (1,286,514)        (5,662,420)        (3,177,800)       (22,383,202)
                           ----------       ------------         ----------       ------------
Total                      (2,829,551)       (12,613,379)        (4,788,614)       (33,821,315)
                           ----------       ------------         ----------       ------------
Increase (Decrease)          (995,410)      $ (4,256,065)         7,507,591       $ 48,798,209
                           ==========       ============         ==========       ============

                                                       CLASS C
                            ------------------------------------------------------------------
                                   SIX MONTHS ENDED                        YEAR ENDED
                                    JUNE 30, 2001                      DECEMBER 31, 2000
                            ----------------------------        ------------------------------

                             SHARES            AMOUNT              SHARES            AMOUNT
                            ---------       ------------        -----------       ------------
Net proceeds from
  sales of shares           3,484,435       $ 15,923,000          8,848,895       $ 66,823,341
Exchanged from
  associated Funds            220,915            995,415          1,626,958         10,436,659
Shares issued in
  payment of gain
  distributions                    --                 --          2,602,759         14,419,329
                          -----------       ------------        -----------       ------------
Total                       3,705,350         16,918,415         13,078,612         91,679,329
                          -----------       ------------        -----------       ------------

Cost of shares
  repurchased                (986,919)        (4,286,303)          (565,531)       (3,841,565)
Exchanged into
  associated Funds           (722,437)        (3,211,395)          (942,112)       (6,514,416)
                          -----------       ------------        -----------       ------------
Total                      (1,709,356)        (7,497,698)        (1,507,643)      (10,355,981)
                          -----------       ------------        -----------       ------------

Increase                    1,995,994       $  9,420,717         11,570,969       $ 81,323,348
                          ===========       ============        ===========       ============

                                                       CLASS D
                             -----------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED
                                   JUNE 30, 2001                      DECEMBER 31, 2000
                             ---------------------------          ----------------------------

                              SHARES           AMOUNT              SHARES            AMOUNT
                             --------       ------------          ---------       ------------
Net proceeds from
  sales of shares             725,929       $  3,296,704            891,216       $  6,697,623
Exchanged from
  associated Funds            359,236          1,664,420          2,171,213         15,906,884
Shares issued in
  payment of gain
  distributions                    --                 --          2,544,173         14,094,705
                           ----------       ------------         ----------       ------------
Total                       1,085,165          4,961,124          5,606,602         36,699,212
                           ----------       ------------         ----------       ------------
Cost of shares
  repurchased              (1,235,331)        (5,415,340)        (1,377,425)       (10,120,817)
Exchanged into
  associated Funds           (614,321)        (2,731,708)        (1,661,119)       (11,587,408)
                           ----------       ------------         ----------       ------------
Total                      (1,849,652)        (8,147,048)        (3,038,544)       (21,708,225)
                           ----------       ------------         ----------       ------------
Increase (Decrease)          (764,487)      $ (3,185,924)         2,568,058       $ 14,990,987
                           ==========       ============         ==========       ============


5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund's average daily net assets.

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $15,897 from sales of Class A shares. Commissions of $120,628 and $150,981 were paid to dealers from the sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2001, fees incurred under the Plan aggregated $996,468 or 0.24% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $408,776, $322,355, and $241,418, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2001, such charges amounted to $39,284.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2001, amounted to $8,153.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2001, Seligman Services, Inc. received commissions of $13,707 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $308,948, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,192,846 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $141,437 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2001, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                         CLASS A
                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS                             YEAR ENDED DECEMBER 31,
                                                     ENDED         ---------------------------------------------------------------
                                                    6/30/01         2000            1999          1998          1997         1996
                                                  ----------       ------          ------        ------        ------       ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......        $ 5.70         $ 8.62          $ 7.42        $ 6.08        $ 5.85       $ 5.22
                                                    ------         ------          ------        ------        ------       ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............         (0.01)         (0.05)          (0.02)         0.01            --        (0.01)
Net realized and unrealized gain (loss) on
  investments ..............................         (0.61)         (1.12)           2.18          2.07          1.06         1.13
Net realized and unrealized loss from
  foreign currency transactions ............            --             --              --            --         (0.03)       (0.01)
                                                    ------         ------          ------        ------        ------       ------
TOTAL FROM INVESTMENT OPERATIONS ...........         (0.62)         (1.17)           2.16          2.08          1.03         1.11
                                                    ------         ------          ------        ------        ------       ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......            --             --              --         (0.01)           --           --
Distributions from net realized capital gain            --          (1.75)          (0.96)        (0.73)        (0.80)       (0.48)
                                                    ------         ------          ------        ------        ------       ------
TOTAL DISTRIBUTIONS ........................            --          (1.75)          (0.96)        (0.74)        (0.80)       (0.48)
                                                    ------         ------          ------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD .............        $ 5.08         $ 5.70          $ 8.62        $ 7.42        $ 6.08       $ 5.85
                                                    ======         ======          ======        ======        ======       ======

TOTAL RETURN:                                       (10.88)%       (16.18)%         30.27%        35.24%        18.11%       21.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...     $ 790,585      $ 917,728     $ 1,169,098     $ 934,654     $ 732,754    $ 675,086
Ratio of expenses to average net assets ....          1.24%+         1.14%           1.16%         1.14%         1.16%        1.20%
Ratio of net investment income (loss)
  to average net assets ....................         (0.48)%+       (0.52)%         (0.19)%        0.11%        (0.02)%      (0.12)%
Portfolio turnover rate ....................         88.24%        158.94%          92.24%        77.85%        54.15%       26.05%

-------------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS

                                                                      CLASS B                                 CLASS C
                                        ------------------------------------------------------------------------------------------
                                        SIX MONTHS          YEAR ENDED DECEMBER 31,       4/22/96*  SIX MONTHS    YEAR    5/27/99*
                                           ENDED      ----------------------------------     TO        ENDED      ENDED      TO
                                          6/30/01     2000      1999      1998      1997  12/31/96    6/30/01   12/31/00  12/31/99
                                        ----------    ----      ----      ----      ----  --------    -------   --------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...   $4.84      $7.65     $6.72     $5.60    $5.49    $5.35      $4.84     $7.64     $6.75
                                           -----      -----     -----     -----    -----    -----      -----     -----     -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................   (0.02)     (0.09)    (0.07)    (0.04)   (0.05)   (0.03)     (0.02)    (0.09)    (0.03)
Net realized and unrealized gain (loss)
  on investments .......................   (0.53)     (0.97)     1.96      1.89     0.99     0.65      (0.53)    (0.96)     1.88
Net realized and unrealized loss from
  foreign currency transactions ........      --         --        --        --    (0.03)      --         --     --        --
                                           -----      -----     -----     -----    -----    -----      -----     -----     -----
TOTAL FROM INVESTMENT OPERATIONS .......   (0.55)     (1.06)     1.89      1.85     0.91     0.62      (0.55)    (1.05)     1.85
                                           -----      -----     -----     -----    -----    -----      -----     -----     -----

LESS DISTRIBUTIONS:
Distributions from net realized capital
  gain                                        --      (1.75)    (0.96)    (0.73)   (0.80)   (0.48)        --     (1.75)    (0.96)
                                           -----      -----     -----     -----    -----    -----      -----     -----     -----
TOTAL DISTRIBUTIONS ....................      --      (1.75)    (0.96)    (0.73)   (0.80)   (0.48)        --     (1.75)    (0.96)
                                           -----      -----     -----     -----    -----    -----      -----     -----     -----
NET ASSET VALUE, END OF PERIOD .........   $4.29      $4.84     $7.65     $6.72    $5.60    $5.49      $4.29     $4.84     $7.64
                                           =====      =====     =====     =====    =====    =====      =====     =====     =====

TOTAL RETURN:                             (11.36)%   (16.80)%   29.41%    34.13%   17.10%   11.45%    (11.36)%  (16.70)%   28.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) $76,346    $90,896   $86,228   $26,791   $4,219     $880    $65,689   $64,428   $13,272
Ratio of expenses to average net assets     2.00%+     1.90%     1.92%     1.90%    1.93%    1.99%+     2.00%+    1.90%     1.80%+
Ratio of net investment income (loss)
  to average net assets ................   (1.24)%+   (1.28)%   (0.95)%   (0.65)%  (0.79)%  (0.83)%+   (1.24)%+  (1.28)%   (1.02)%+
Portfolio turnover rate ................   88.24%    158.94%    92.24%    77.85%   54.15%   26.05%++   88.24%   158.94%    92.24%+++
                                                                          CLASS D
                                            ----------------------------------------------------------------
                                            SIX MONTHS                 YEAR ENDED DECEMBER 31,
                                               ENDED       ------------------------------------------------
                                              6/30/01      2000       1999       1998       1997       1996
                                            ----------     ----       ----       ----       ----       ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......   $4.84       $7.65      $6.73      $5.60      $5.49      $4.96
                                               -----       -----      -----      -----      -----      -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.02)      (0.09)     (0.07)     (0.04)     (0.05)     (0.05)
Net realized and unrealized gain (loss) on
  investments ..............................   (0.52)      (0.97)      1.95       1.90       0.99       1.07
Net realized and unrealized loss from
  foreign currency transactions ............      --          --         --         --      (0.03)     (0.01)
                                               -----       -----      -----      -----      -----      -----
TOTAL FROM INVESTMENT OPERATIONS ...........   (0.54)      (1.06)      1.88       1.86       0.91       1.01
                                               -----       -----      -----      -----      -----      -----
LESS DISTRIBUTIONS:
Distributions from net realized capital gain      --       (1.75)     (0.96)     (0.73)     (0.80)     (0.48)
                                               -----       -----      -----      -----      -----      -----
TOTAL DISTRIBUTIONS ........................      --       (1.75)     (0.96)     (0.73)     (0.80)     (0.48)
                                               -----       -----      -----      -----      -----      -----
NET ASSET VALUE, END OF PERIOD .............   $4.30       $4.84      $7.65      $6.73      $5.60      $5.49
                                               =====       =====      =====      =====      =====      =====

TOTAL RETURN:                                 (11.16)%    (16.80)%    29.22%     34.33%     17.10%     20.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ... $44,315     $53,665    $65,085    $36,391    $15,765    $11,493
Ratio of expenses to average net assets ....    2.00%+      1.90%      1.92%      1.90%      1.93%      1.97%
Ratio of net investment income (loss)
  to average net assets ....................   (1.24)%+    (1.28)%    (0.95)%    (0.65)%    (0.79)%    (0.88)%
Portfolio turnover rate ....................   88.24%     158.94%     92.24%     77.85%     54.15%     26.05%

-------------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Growth Fund, Inc., including the portfolio of investments, as of June 30, 2001, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of June 30, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
August 10, 2001

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 3, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT


THOMAS G. ROSE
VICE PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT


LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY


FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services

(800) 445-1777    Retirement Plan
                  Services

(212) 682-7600    Outside the United States

(800) 622-4597    24-Hour Automated Telephone Access
                  Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.



-------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                 [Logo omitted]
                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

                                www.seligman.com


THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GROWTH FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


EQGR3 6/01                      [Recycle logo omitted] Printed on Recycled Paper